UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2016

CHINA UNITED INSURANCE SERVICE, INC.

(Exact name of registrant as specified in its charter)

000-54884

(Commission File Number)

Delaware	98-6088870
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

7F, No. 311 Section 3, Nan-King East Road, Taipei City, Taiwan

(Address of principal executive offices)

+8862-87126958

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On June 23, 2016, China United Insurance Service, Inc. (the “Company” or “CUIS”) entered into a Convertible Bond Purchase Agreement with a non-US person, pursuant to which the Company has issued two units of its convertible bonds with an aggregate principal amount of USD200,000. The term of the convertible bonds is for two years and with an annual interest rate of 8% payable on a quarterly basis. The purchaser of the convertible bonds may cause the company to redeem the convertible bonds before the end of the term, subject to certain penalties depending on the holding period of the convertible bonds when redeemed.

Upon the expiration of the term of the convertible bond, the bond holder may, in its sole discretion, choose to collect the payment of full principal amount of the convertible bond together with any interest accrued or convert the convertible bond into common shares of the Company at the conversion price. The conversion price shall be the product of (i) the average closing trading price for the 10 business days immediately prior to the conversion date times (ii) 80%.

The convertible bonds sold on June 23, 2016 are part of an offering by the Company of convertible bonds with the same or similar terms. The Company intends to issue the convertible bonds during the period commencing on June 23, 2016 and ending on September 30, 2016 with an aggregate principal amount of up to USD10 million. The convertible bonds shall be sold in units, with each unit being USD100,000 in principal amount. The Company will not make any offers or sales of the convertible bonds to U.S. persons and there will be no directed selling efforts in the United States.

The form of Convertible Bond Purchase Agreement is included as Exhibit 4.1 to this Current Report on Form 8-K and its terms are incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated in its entirety by reference into this Item 2.03.

Item 3.02.  Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated in its entirety by reference into this Item 3.02. As described more fully in Item 1.01 above, the issuance of the convertible bonds is exempt from registration pursuant to Regulation S promulgated under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
4.1	English Translation of Form of Convertible Bond Purchase Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA UNITED INSURANCE SERVICE, INC.

Date: June 28, 2016

	By:	/s/ Mao Yi Hsiao
	Name:	Mao Yi Hsiao
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
4.1	English Translation of Form of Convertible Bond Purchase Agreement